Exhibit 99.1
THRIVING TODAY. INVESTING FOR TOMORROW. June 2009 DF-Analyst_6-01-09

Important Information This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

A Transformational Company 1912 2005 IPO Grower-Owned Walnut Cooperative High-Growth Branded Food Company

Consistent Sales Growth 1999 184 2000 200 2001 287.729 2002 282.158 2003 308.45 2004 359.683 2005 462.548 2006 477.205 2007 522.585 2008 531.492 2009e 557.5 Fiscal Year Ended July 31 12% CAGR $M $550 - $565

Total Sales: $463 Million FY 2005 Total Sales: $550 - $565 Million FY 2009 Mix Shift to Retail Expanding Margins + >1000 bps Gross Margin Ret Non East 49 51 23 Ret Non East 82 18 23 Ingredient/FS 51% Retail 49% Ingredient/FS <20% Retail >80%

Quality Brands That Retailers and Consumers Value and Trust Premium Culinary and Snack Food Company Diamond Foods Attractive, On-Trend Markets Expanding Retail Presence Investing for Future Growth Snack Culinary

Snack Net Sales Growth Snack: Bringing Excitement to the Category Snack Nuts Trail Mixes 2004 2008 2009 snack 7 89 230 $7 $89 $175 - 185 Snack Net Sales Growth $ Millions Innovative Products for Healthy, Active Lifestyles Produce Snacks Popcorn

Culinary: History of Quality and Commitment Highest velocity items in the category Diamond Planters Fisher snack 30 6.3 2.4 Market Share Leader $ Share Source: AC Nielsen 05/09 Established 1912 Nutritious, Great-Tasting Food 30% 2.4% 5x Larger Than #2 Brand 6% Culinary and Baking Nuts In-Shell Nuts

Large Addressable Retail Markets Produce Snacks, Seeds, Trail Mix Culinary Nuts Category total 24.7 Snack 5.3 $30B+ Total 0.9 1.5 2.9 0.9 $0.9B $1.5B $0.9B $6.2B Room for Growth Popcorn Snack Nuts $2.9B Sources: Euromonitor, IRI, AC Neilsen and Company Estimates

Strong Earnings Growth 2006 2007 2008 2009e 2010e EPS 0.47 0.53 0.91 1.305 1.625 EPS 36% CAGR $ / Share Fiscal Year Ended July 31 $1.31 - $1.36* $0.09 YTD Increase in FY09 Guidance $1.55 - $1.70

Multiple Paths to Growth Increase Velocity of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels

Focused Brand Platform Increasing Velocity Drives Cost Efficiency Franchise Items for Consumers and Retail Partners Quality Products Core to Dietary Needs Innovative Packaging Service Focus

Emerald Brand Development National Advertising Online Sponsorships Partnerships Source of Natural Energy

Diamond Brand Development Advertising Content Sponsorships

Evolving Our Value Proposition Before Today 16oz Dry Roasted Peanuts (clear pkg) 12oz Dry Roasted Peanuts Improved Value Cocoa Roast Almonds Gummy Bears Healthier Choices Breakfast on the Go! Bag of Breakfast Blend Trail Mix 2oz Peg Bag Chopped Walnuts 1lb Bag Whole Shelled Walnuts Expanding Usage Occasions

Revenue Mix Variety Mix Pop Secret Potential Traditional "Better for You" Products 33% Butter 85% Kettle Corn 7% Opportunity to Expand "Better for You" Offering and Introduce New Popcorn Flavors Cheddar 4% Assorted 4%

Integrated Snack Marketing Broadening to Capture a Younger Snack Demographic Youthful Contemporary Innovative Fun Premium

Joint Marketing Initiatives Promotions Media Displays

Expanding Retail Presence Multiple Points of Contact with Shoppers Cereal Aisle Checkout Baking Aisle Snack Aisle Produce Department

Sustainable Earnings Growth Drivers Input Cost Normalization Cost Efficiency Product Mix Shift Scale

Leverageable Infrastructure Same Sales Organization Same Broker Partners Scale Within Categories Serviced Marketing and Promotions Go-to-Market Integration Similar Shelf Life Ambient Storage Warehouse Delivery System Full Truck-Load Delivery Supply Chain Integration Disciplined Approach to Achieving Relevant Scale

Financial Summary Fiscal Year Ended July 31 $ Millions, Except per Share and % 2008 2009 * Total Net Sales $ 531 $550-565 Snack $ 89 $175-185 Retail $ 370 +18 — 22% Gross Margin 16.6% ~ 600 bp Operating Margin 4.5% > 7% EPS $0.91 $1.31 — $1.36 Balance Sheet Change After PS acquisition Cash $ 74 $ (72) Long-Term Debt $ 20 $ (80) Debt / Equity 12% (44)% Other Dividend per Share $0.18 $ 0.18 PEG — 0.67x Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation * Guidance; Excludes One-time Items

Near-Term Financial Targets Fiscal 2009 Fiscal 2010 $550 — $565 Sales +3% to +6% Gross Margin ~ 600 bp $1.31 — $1.36 $1.55 — $1.70 EPS +44% to +49% +18% to +25%

'06 '07 '08 '09E Adjusted 23 29 37 53 Attractive Cash Flow Profile $ Millions Adjusted EBITDA >3.0x 2.5-3.0x 2.0-2.5x 1.5-2.0x 1.0-1.5x >1.0x Debt 250 225 200 150 125 100 Cost of Debt $23 $60-$62 $29 $37 % Sales 5% 6% 7% 8-9% Paying Down Debt Is Highly Accretive to Earnings 250 225 200 150 125 100 Credit Spread Over LIBOR (bp) Debt / EBITDA Q3-Q4 Q1-Q2

THRIVING TODAY. INVESTING FOR TOMORROW.

APPENDIX

Foundation for Growth Scalable Platform Serve Growing Revenue Base Drive Cost Efficiencies Information Systems Supply Chain Go-To-Market Corporate Infrastructure Procurement

Whole Grain Low Fat / Calorie High Fiber Health Snack Size Servings Fresh, Easy-Prep Snack Convenience Indulgence Variety Taste Pop Secret Fits with Emerald and Consumer Snack Trends Low Cost Snack Stable Shelf Life Value

Pop Secret Supply Chain (Pre-Integration) Galesburg, IL Fort Wayne, IN Atlanta, GA Tracy, CA (2x) Carlisle, PA Van Buren, IN Fontana, CA (2x) Palmyra, PA (2x) Montgomery, IL (2x) Roanoke, TX Orlando, FL Chattanooga, TN Buffalo, NY N. Kansas City, MO

Pop Secret Supply Chain (Post-Integration) Fort Wayne, IN Atlanta, GA Stockton, CA Van Buren, IN S. Brunswick, NJ Chicago, IL

Stockton, CA Driving Cost Efficiencies Before Decentralized and Fragmented Drop-Offs After Eliminated Four Receiving Facilities

31 of 37 Quarters with Year-Over-Year Growth Consistent Quarterly Top Line Growth Sales Q1 189 Q2 193 Q3 194 Q4 200 Q1 234 Q2 253 Q3 272 Q4 288 Q1 298 Q2 296 Q3 289 Q4 282 Q1 282 Q2 293 Q3 303 Q4 308 Q1 319 Q2 325 Q3 340 Q4 360 Q1 390 Q2 412 Q3 435 Q4 463 Q1 468 Q2 480 Q3 468 Q4 477 Q1 468.7 Q2 488.1 Q3 517.3 Q4 522.6 Q1 537.6 Q2 527.8 Q3 530.8 Q4 531.5 Q1 542.5 Q2 559.3 $ Millions Quarterly Trailing 12-months Net Sales (Q1 = Oct, Q2 = Jan, Q3 = Apr, Q4 = Jul) 2000 2001 2002 2003 2004 2005 2006 2009 2007 $189 2008

12 of 14 Quarters with Year-Over-Year Growth Consistent Quarterly Bottom Line Growth Net Income Q4 -7.9 Q1 -5.9 Q2 -2.1 Q3 -0.7 Q4 7.3 Q1 9.2 Q2 8.2 Q3 9.8 Q4 8.8 Q1 9.7 Q2 10.5 Q3 13 Q4 14.8 Q1 17.6 Q2 21.1 Q3 22.1 $ Millions Quarterly Trailing 12-months Adjusted Non-GAAP Net Income (Q1 = Oct, Q2 = Jan, Q3 = Apr, Q4 = Jul) 2007 2008 2009 2006

THRIVING TODAY. INVESTING FOR TOMORROW.